6/10/2010 Exhibit 99.1

Disclaimer
6/10/2010
We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: our business and investment strategy, including our ability to identify suitable properties to acquire; our forecasted operating results; completion of any pending transactions; our ability to obtain adequate debt or equity financing to complete acquisitions and to maintain future financing arrangements; market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy; our expected leverage levels; and our expectations for economic trends and recoveries, and the impact of those on the lodging industry generally and the market segments in which we intend to operate, in particular.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Additionally, the following factors could cause actual results to vary from our forward-
looking statements:

  changes in our business or investment strategy;
  availability to us, and the terms of, capital for use in our future growth;
  our ability to reach agreement with prospective sellers and acquire additional hotel properties on favorable terms or at all;
  the extent to which the general U.S. or international economy recovers, and the resultant effect on our industry and the market segments in which we  operate;
  the degree and nature of our competition;
  availability of and our ability to retain qualified personnel;
  our ability to maintain our qualification as a REIT;
  general volatility of the capital markets and the market price of our common shares;
  actions and initiatives of the U.S. government, changes to U.S. government policies and the execution and impact of these actions, initiatives and policies;
  changes in interest rates; and
  the other factors discussed in our IPO prospectus, including those set forth under the sections titled “Risk factors,” “Management’s discussion and analysis of financial condition and results of operations” and “Our business.”
Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that may have been obtained from or compiled from information made available by third-party service providers.

Key Investment Highlights
Extensive industry relationships including strategic relationship with
Hyatt to drive pipeline
Experienced management team with strong public company track record
Improving industry fundamentals
Growth-oriented capital structure/favorable valuation
Compelling market opportunity validated by recent acquisitions and current pipeline
6/10/2010

Who We Are and What We Have Done
Recently formed lodging REIT that went public in January 2010
Raised gross proceeds of $180.2M in public and private offerings
Pending revolving credit facility with capacity up to $115.0M
Committed $183.0M of proceeds to purchase three hotels:
Hyatt Regency Boston 498 rooms
Hilton Checkers LA 188 rooms
Courtyard Anaheim 153 rooms
Led by experienced senior management and strong board
6/10/2010

Veteran Management Team & Diverse and Experienced Board
Veteran Management Team
Experienced management team led by James Francis, CEO & President, Doug Vicari, EVP & CFO, Rick
Adams, SVP & CIO, and Graham Wootten, SVP & CAO
Management has experience over several market cycles, through a variety of industry conditions and platforms
Team worked successfully together previously at Highland Hospitality
Lodging industry experience in excess of 20 years
Diverse and Experienced Board
5 independent board members, with 2 former Highland Hospitality members:
Thomas Natelli, Non-Executive Chairman (former Highland member)
Thomas Eckert, Independent Trustee
John Hill, Independent Trustee (former Highland member)
George McKenzie, Independent Trustee
Jeffrey Nuechterlein, Independent Trustee
Strong corporate governance with a focus on delivering shareholder value
Independent non-executive Chairman
Board will be elected annually
Broad real estate/public company experience
6/10/2010

Highland Hospitality IPO and related
transactions on 12/16/2003
2003 to 2007 – Purchased 30 hotels for
approximately $1.3 billion:
Portfolio included Hyatt, Westin, Marriott and
Hilton hotels
Implemented value-added renovation and
capital programs
Built an outstanding team and corporate culture
Experienced management team with
outstanding staff support
Accomplished Board of Directors with
effective oversight role
– Ranked 2nd in corporate governance in
lodging REITs by Real Estate Portfolio
magazine
¹
2007 – Strategic exit from public markets
through sale to JER at $19.50/share
Highland Hospitality Track Record
1
Source: Real Estate Portfolio magazine; July/August 2005 issue
2
Source: FactSet
3
Represents share price performance following Highland Hospitality’s exit from the market on 7/17/07 through 1/14/10
7/17/2007: Sale to
JER at $19.50/share
Ticker Change
LHO (52.4%)
DRH (51.7%)
HST (48.4%)
SHO (67.1%)
12/16/2003: IPO at
$10.00/share
Note: Represents total return at $19.50 per share received at the time of sale to JER for one share purchased at the IPO price of $10.00 per share (assuming reinvestment of all cash dividends paid by Highland on its common stock for all periods following its IPO in additional shares of common stock on the dividend payment dates)
Highland Hospitality – Share price performance
²
Selected Peer Share
Price Performance
³
Highland Hospitality – Background
6/10/2010

Record Levels Of Transaction Activity (2003 – 2009)
1
Source: Commercial Mortgage Alert for total U.S. CMBS issuance including lodging-related issuance
2
Sources: Property level transactions: HVS; Corporate Privatizations: SNL Financial LC. Property level transaction volume includes only transactions greater than $10mm.
U.S. Hotel Transaction Activity (2003 – 2009) - $bn
²
U.S. CMBS Issuance (2003 – 2009) - $bn
¹
$78
$93
$169
$203
$230
$12
$3
$0
$50
$100
$150
$200
$250
2003 2004 2005 2006 2007 2008 2009
$5.5
$12.1
$17.7
$23.1
$49.3
$4.3
$788 billion of CMBS issued
High volume of lodging transactions were fueled by record levels of debt financing available to the commercial real estate industry
$114.1 billion of hotel assets purchased
$2.1
6/10/2010
$8.6
$13.2
$16.3
$12.4
$4.5
$6.7
$36.9
$4.8
$0.7
$3.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
$55.0
$60.0
$65.0
2003 2004 2005 2006 2007 2008 2009
Corporate Privatizations ($52.3bn)
Property Level Transactions ($61.7bn)

High Leverage + Significant RevPAR Decline = Opportunity
U.S. Distressed Hotel Loans Volume (3/2008 – 3/2010)
²
0.5%
7.8%
8.6%
7.8%
5.9%
(1.9%)
(16.7%)
(1.0%)
4.1%
7.0%
8.7%
8.6%
8.9%
(20.0%)
(15.0%)
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
2003 2004 2005 2006 2007 2008 2009 2010E 2011E 2012E 2013E 2014E 2015E
U.S. RevPAR Annual % Change (2003A – 2015E)
¹
We believe declining cash flows and valuations combined with high levels of property debt are leading to increasing levels of foreclosures, restructurings and distressed hotel sales
We believe current industry dynamics will create attractive opportunities to acquire high quality hotel properties, at prices well below replacement costs, with attractive yields and significant upside potential
$31.6
$28.7
$2.5
$3.0
$3.6
$6.2
$14.2
$24.4
$0.8
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
3 / 08 6 / 08 9 / 08 12 / 08 3 / 09 6 / 09 9 / 09 12 / 09 3 / 10
0
200
400
600
800
1,000
1,200
1,400
Distressed Hotel Loans ($bn)
Number of Distressed Hotel Loans
6/10/2010
1
Source: 2003A-2009A: Smith Travel Research, 2010E-2015E: HVS
2
Source: © Real Capital Analytics, Inc. (www.rcanalytics.com). Note: Distress includes loans in foreclosure, bankruptcy, and restructured/modified statuses

Current Environment Will Create Attractive Acquisition
Opportunities
Universe of Sellers
High property and corporate level leverage
Severe recent decline in operating
performance
Insufficient cash flow available to address
debt service and capital requirements
Debt balance in excess of current property
values
Capital requirements from brands and
management companies
Existing public and private hotel owners
National and regional banks
Insurance companies and pension funds
Branded hotel companies
Real estate mezzanine debt investors
CMBS special servicers
Drivers
Management believes opportunities will be created to acquire hotel properties from both opportunistic sellers and financially distressed owners/participants
6/10/2010

Upper-upscale segment
Hyatt
®
and Hyatt Regency
®
Hilton
®
Marriott
®
Renaissance
®
Sheraton
®
Westin
®
Upscale hotels in unique locations
Hyatt Place
®
Courtyard by Marriott
®
Hilton Garden Inn
®
Independent boutique hotels in unique locations
Markets Segments
Top 25 Metropolitan Statistical Areas (“MSAs”)
High barrier to entry markets with limited supply
growth
Markets with solid demand growth due to multiple
demand generators, including corporate, convention,
leisure and government
Chesapeake’s Hotel Investment Strategy
Investment focus will primarily be on upper-upscale hotels in major business, airport and convention markets in the United States and, on a selective basis, premium select-service hotels
6/10/2010

Strategic Sourcing Agreement with Hyatt
Hyatt commitment
Alignment of interest with widely recognized
hospitality company with industry-leading hotel
brands
IPO investment of $8.5M or 4.8% of Chesapeake's
outstanding common equity
3-year sourcing agreement intended to deliver
benefits to both companies
Preferred manager relationship with pre-
negotiated agreements
Hyatt retains right to manage or franchise in
certain situations
We believe the strategic Sourcing Agreement with Hyatt will enhance our ability to execute our business strategy
6/10/2010

Extensive Industry Relationships Create A Strong
Sourcing Platform
Public REITs
Hyatt
sourcing agreement
Other global branded hotel
companies
(Marriott, Starwood,
Hilton, etc.)
Commercial real estate
and
hotel brokers
Chesapeake
Investment
Opportunities
Independent third-party
management companies
Private equity funds and
other institutional owners
Lenders such as national
and regional banks,
insurance companies, &
mezzanine debt investors
CMBS special
servicers
6/10/2010

Completed Acquisition – Hyatt Regency Boston
$112 million purchase price ($225,000 per key)
Full-service, upper-upscale
Boston, Massachusetts (located within Boston’s
Financial District and the Downtown Crossing)
498 rooms
Contemporary guestrooms and suites with more
than 20,000 sq. ft. of meeting and function space,
including a 5,000 sq. ft. grand ballroom
Peak-to-Trough NOI
¹
: 40%
Purchased from Hyatt
1
Peak and trough represent 2007 and 2009, respectively
6/10/2010

Completed Acquisition – Hilton Checkers Los Angeles
$46 million purchase price ($245,000 per key)
Full-service, Four-Diamond, upper-upscale
Los Angeles, California (located in the heart of the
financial and business district)
188 rooms
Recognized as the only deluxe, European-styled
boutique property in downtown LA
Peak-to-Trough NOI
¹
: 30%
1
Peak and trough represent 2008 and 2009, respectively
6/10/2010

Pending Acquisition – Courtyard Anaheim at Disneyland
Resort
$25 million purchase price ($163,000 per key)
Select-service, upscale
Anaheim, California (one block from the Anaheim
Convention Center and four blocks from the
Disneyland Resort)
153 rooms
Contemporary public spaces with guestrooms
averaging over 400 sq. ft. with 18 larger family
friendly “kid suites”
Peak-to-Trough NOI
¹
: 25%
1
Peak and trough represent 2007 and 2009, respectively
6/10/2010

Pipeline
One hotel under signed LOI (over $75M with 400+ rooms; top 5 market)
LOIs issued on 3 additional hotels for approximately $80M total
Pipeline activity continues to increase each month
Actively working on an additional 15 – 20 targets with over 5,000 rooms
6/10/2010
Disclaimer:  Our ability to complete the acquisitions in our pipeline depends on many factors, including our ability to reach agreements with the prospective sellers, satisfactory diligence reviews and our access to sufficient funding. We cannot assure that any of these deals will be completed.

Lodging Industry Fundamentals
Lodging industry is cyclical and has historically rebounded following economic downturns
In 2008, the lodging industry began experiencing a significant downturn
2009 RevPAR declined 16.7%
¹
for the full year, a significantly larger decline than the two most recent lodging industry downturns in 1991 and 2001/2002
2010 RevPAR is expected to decline slightly
¹
, however, lodging demand has recently begun showing
signs of improvement as the economy recovers and business fundamentals stabilize
New supply leading into this downturn was moderate compared to the last two downturns and is expected to remain constrained
²
Lodging industry has experienced prolonged RevPAR growth following past industry downturns
1991: 9 consecutive years of annual RevPAR growth totaling 44.5%
³
2001/2002: 5 consecutive years of annual RevPAR growth totaling 33.5%
³
We believe that the expected growth in demand, coupled with a supply constrained environment can result in significant RevPAR growth
HVS projects total RevPAR growth of 43.2%
4
through 2015
1
Source: 2009A: Smith Travel Research, 2010E: HVS
2
Source: 1998A – 2009A: Smith Travel Research, 20010E – 2015E: HVS
3
Source: 1992A – 2002A: Smith Travel Research
4
Source: 2010E – 2015E: HVS; represents total growth rate
between 2010 – 2015 based on projected RevPAR
6/10/2010

Low Supply Growth Coupled With High Demand Creates
RevPAR Growth
U.S. RevPAR, Room Supply, and Room Demand Annual % change
(1988 – 2015E)
Source: 1988A-2009A: Smith Travel Research, 2010E-2015E: HVS
6/10/2010
(17.5%)
(12.5%)
(7.5%)
(2.5%)
2.5%
7.5%
12.5%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E 2011E 2012E 2013E 2014E 2015E
RevPAR Supply Demand

$30
$35
$40
$45
$50
$55
$60
$65
$70
1988 1991 1994 1997 2000 2003 2006 2009
600
650
700
750
800
850
900
950
1,000
1,050
1,100
1988 1991 1994 1997 2000 2003 2006 2009
Strong Sustained Growth Through Multiple Business Cycles
U.S. Room Demand – Annual Aggregate Room Nights (millions)
Source: 1988A-2009A: Smith Travel Research
U.S. Annual RevPAR – Each RevPAR peak has been at a higher level than the prior peak
6/10/2010

2010 Industry Trends: Stabilization Has Begun
Statistic
% Change
Y-O-Y
Occupancy 53.6% 3.0%
ADR $96.73 (3.4)%
RevPAR $51.82 (0.6)%
Supply 2.7%
Demand 5.7%
Source: Smith Travel Research
April 2010 YTD
6/10/2010
Statistic
% Change
Y-O-Y
Occupancy 58.1% 5.3%
$97.81 ADR (1.6)%
RevPAR $56.86 3.7%
Supply 2.6%
Demand 8.1%
March & April 2010

Growth-oriented Capital Structure With No Legacy Issues
Clean balance sheet/No
legacy
issues
Revolving credit facility to be put in place to provide flexibility and additional growth capital
$85 million with accordion up to $115 million
Initial maturity in 2012 with one-year extension option
Debt financing policy
Target overall debt level of up to 50% of aggregate hotel purchase prices
Intend to utilize secured property level mortgages
Dividend policy
Pay out a minimum of 90% of REIT taxable income
Expect to pay cash dividends out of current income
Chesapeake will have no legacy issues and be able to focus on sourcing, underwriting
and
acquiring high-quality hotel properties
6/10/2010

Purchasing Power/Capacity
Net IPO Proceeds 169 $
Revolving Credit Facility 85
Less: Working Capital (5)
Less: Completed and Pending Acquisitions
Hyatt Regency Boston (112)
Hilton Checkers Los Angeles (46)
Courtyard Anaheim at Disneyland Resort (25)
Completed and Pending Acquisitions (183)
Net 66 $
Plus: Incremental Leverage (45%) 30
Gross 96 $
($ in millions)
6/10/2010

Key Investment Highlights
Extensive industry relationships including strategic relationship with
Hyatt to drive pipeline
Experienced management team with strong public company track record
Improving industry fundamentals
Growth-oriented capital structure/favorable valuation
Compelling market opportunity validated by recent acquisitions and current pipeline
6/10/2010